UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2024

Peak Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39951	85-2448157
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 Hopyard Road, Suite 100

Pleasanton, CA 94588

(Address of principal executive offices, including zip code)

(925) 463-4800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PKBO	Otc Qb

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Senior Secured Promissory Note

On January 23, 2024, Hoyoung Huh, MD, PhD (“Dr. Huh”) loaned Peak Bio, Inc., a Delaware corporation (the “Company”) the principal amount of $750,000 (the “Bridge Loan”), and the Company issued Dr. Huh a Senior Secured Promissory Note (the “Secured Note”). In accordance with the terms of the Secured Note, the Company, together with its subsidiaries, Peak Bio Co., Ltd., a corporation organized in the Republic of Korea (“Peak Bio Korea”), and Peak Bio CA, Inc., a California corporation (“Peak Bio California” and collectively with the Company, Peak Bio Korea and Peak Bio California, the “Company Entities”), also entered into a Security Agreement with Dr. Huh (the “Security Agreement”). The Secured Note (i) provides that the Company will seek additional Bridge Loans of up to an additional $4,250,000, (ii) has a maturity date on January 23, 2025, and (iii) carries an interest rate of 15% per annum. As security for payment of the Secured Note, the Security Agreement grants and assigns to Dr. Huh a security interest in all of the assets of the Company Entities.

The foregoing descriptions of the Secured Note and the Security Agreement, and the transactions contemplated thereby are not complete and are subject to, and qualified in their entirety by reference to, the full text of the Form of Secured Note and the Form of Security Agreement, which are included as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*	Form of Senior Secured Promissory Note, dated January 23, 2024, by and between Peak Bio, Inc. and the Hoyoung Huh.

10.2*	Form of Security Agreement, dated January 23, 2024, by and among Peak Bio, Inc., Peak Bio Co., Ltd. Inc., Peak Bio CA, Inc. and Hoyoung Huh.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2024

PEAK BIO, INC.

By:	/s/ Stephen LaMond
Name:	Stephen LaMond
Title:	Interim Chief Executive Officer